FY2021 Investor Update Exhibit 99.1

Forward-Looking Statements Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.

JBSS Corporate Overview One of the largest nut processors in the world with net sales of approximately $858 million (FY2021) State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world A North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract manufacturing customers Dual consumer strategy of offering branded nut and dried fruit programs (Fisher, Orchard Valley Harvest, Squirrel Brand and Southern Style Nuts) and private brands Commodity procurement expertise with buyers averaging over 20+ years experience A category leader in packaging and product innovation Vertically integrated nut processing operation for pecans, peanuts and walnuts

We Are THE Nut Experts Full portfolio of nut types Variety of value-added products Compliment of dried fruit and snack products Customized, unique product formulas Source: JBSS FY21 Form 10-K

Strong Financial Performance +3.7% CAGR +3.9% CAGR +14.1% CAGR +26.5% CAGR Sources: 1JBSS Sales Data; 2JBSS FY21 Form 10-K

*Yield based on average daily closing stock price over one year period. Calendar 2021 average daily closing price through 10/14/21 Returning Cash to Shareholders and Investing in the Future Source: JBSS FY21 Form 10-K

FY2021 Results

Continued to accelerate our E-commerce growth, outpacing the grocery average Increased distribution with Fisher Snack by meeting consumers’ needs with value-added, upsized packs Expanded brand equities through innovative new product offerings supported by breakthrough advertising campaigns Developed and executed entry to the Micro/Vend channel securing >10k new points of distribution on branded items Expand Consumer Reach Accomplishments

Became exclusive peanut butter supplier to largest broadline food service distributor in the industry Expanded presence in the Non-Commercial segment by securing supply agreements with 2 additional key players Grew core nuts and trail mixes assortments at some of our largest, strategic customers including new business with seasonal and confectionery items Flawlessly managed and executed a significant private brands transition with a major retail partner Create Value with Key Customers Accomplishments

Grew pound and dollar share in our Fisher Snack business for the third year in a row Continue to be the branded leader in Grocery Recipe Nuts with Fisher despite heavy competitive pressure from private label Continued to support our key brands including Fisher, Orchard Valley Harvest, and Squirrel through strong, breakthrough campaigns Grow JBSS Brands Accomplishments Source: IRI Time Periods: Total FY20 Year Ending 6/21/20

Net Sales by Distribution Channel Source: JBSS Form 10-K

Business Channel Overview Total Net Sales $858 Million Consumer Commercial Ingredients Contract Mfg. Source: JBSS FY21 Form 10-K

Consumer Channel versus FY20 +1.8% Key Drivers $686M Net Sales Private Label Growth E-Commerce Growth Grocery Growth Snack Nuts & Trail Mixes Fisher Recipe & Squirrel Fisher Snack Source: JBSS FY21 Form 10-K

Commercial Ingredients Channel Key Drivers $93M Net Sales -21.6% versus FY20 Source: JBSS FY21 Form 10-K

Contract Manufacturing Key Drivers $79M Net Sales -9.3% versus FY20 Customer moved volume in-house Decrease in c-store sales due to COVID Source: JBSS FY21 Form 10-K

FY2021 Nut Category Review

Source: IRI: Nut Category – Multi Outlet Geography; Total FY17 year ending 6/25/17 to FY21 year ending 6/20/21 Average Retail Nut Prices +2.6% FY17 to FY21

Source: IRI: Total Nut Category – Multi Outlet Geography; FY20 year ending 6/21/20 vs. FY21 year ending 6/20/21 Core Nut Pricing Declined

Source: IRI: Total Nut Category – Multi Outlet Geography; FY17 year ending 6/25/17 to FY21 year ending 6/20/21 5 Year Trend - Volume & Revenue

FY2021 Financial Milestones

Net Sales vs. Net Sales Per Pound Sold -1.3% CAGR +2.3% CAGR Source: JBSS Form 10-K

EBITDA EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP") and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation.  In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.

Reconciliation of Net Income to EBITDA Sources: JBSS FY21 Form 10-K; Internal sales reporting FY 2009 FY 2010 FY 2011 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 in $,000s NET INCOME (LOSS) 6,917 14,425 2,835 17,122 21,760 26,287 29,305 30,395 36,125 32,500 39,466 54,110 59,741 INTEREST EXPENSE 7,646 5,653 6,444 5,364 4,754 4,354 3,966 3,492 2,910 3,463 3,060 2,005 1,441 INCOME TAX EXPENSE (BENEFIT) -,259 8,447 -49 9,099 13,536 13,545 15,559 16,067 18,013 16,850 12,962 18,601 20,078 DEPRECIATION / AMORTIZATION 15,922 15,825 16,968 17,117 16,717 16,278 16,284 16,585 15,559 15,430 17,045 17,934 18,308 EBITDA 30,226 44,350 26,198 48,702 56,767 60,464 65,114 66,539 72,607 68,243 72,533 92,650 99,568 NET SALES ,553,846 ,561,633 ,674,212 ,700,575 ,734,334 ,778,622 ,887,245 ,952,059 ,846,635 ,888,931 ,876,201 ,880,092 ,858,482 EBITDA MARGIN (% OF NET SALES) 5.5% 7.9% 3.9% 6.9517182314527359 7.7% 7.8% 7.3% 6.9889576171224682 8.6% 7.7% 8.3% 0.10527308508655914 0.11598146495791409 POUNDS SOLD (000s) ,217,465 ,224,302 ,232,746 ,212,553 ,221,762 ,240,417 ,253,514 ,270,144 ,260,123 ,268,944 ,272,849 ,289,398 ,293,919 EBITDA PER POUND SOLD 0.13899248154875496 0.19772449643783827 0.11256047364938603 0.22912873495081226 0.25598163797224049 0.25149635841059492 0.25684577577569678 0.24630937574034589 0.27912564440668453 0.25374427390088644 0.2658356820072641 0.32014734034098369 0.33875999850298893 FY 2013 56,767 FY 2014 60,464 FY 2015 65,114 0.31049135718067816 0.32014734034098369 FY 2016 66,539 298398 0.31049135718067816 FY 2017 72,607 FY 2018 68,243 FY 2019 72,533 FY 2020 92,650 FY 2013 0.25598163797224049 FY 2014 0.25149635841059492 FY 2015 0.25684577577569678 FY 2016 0.24630937574034589 FY 2017 0.27912564440668453 FY 2018 0.25374427390088644 FY 2019 0.2658356820072641 FY 2020 0.32014734034098369

EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income to EBITDA” for reconciliation to GAAP measure EBITDA Trends Sources: JBSS FY21 Form 10-K; JBSS Sales Data

Strong Foundation for Future Success Source: JBSS FY21 Form 10-K 189% INCREASE 80% DECREASE 43% INCREASE 88% DECREASE

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN %

Financial Highlights: Q1 YTD FY2022 Net Sales $16,056,000 7.6% Sales Volume (LBs Sold) 9,543,000 14.0% Gross Profit $12,471,000 31.7% Net Income $6,437,000 50% Earnings Per Share (diluted) $0.55 49.5% Operating Cash Flow ($19,674,000) 95.6% Total Debt ($3,259,000) 5.21% Change % Change Source: JBSS FY21 Form 10-Q

FY2021 Brand Marketing Review

Grow JBSS Brands

Our priority is to… Meet consumers where they are Online and Brick & Mortar Impactful In-Store Merchandising Beyond Traditional Retail With the products & content they want Health & Wellness Easy & Delightful Experiences Value & Convenience From the brands they know & love Brands they can trust Inspiring new usage Supporting their favorite personalities

Meet consumers where they are With the products & content they want From the brands they know & love

Fisher Recipe faced competitive headwinds at two major retailers, but saw significant growth in E-commerce and maintained branded share in Grocery Source: IRI Total US MULO, Fiscal Years Ending 6/25/17, 6/24/18, 6/23/19, 6/21/20, & 6/20/21 DOLLAR NET SALES -23.2% POUND SALES -19.4% FY21 versus FY20

Inspiring all kitchen creators to do more! E-commerce acceleration & impactful in-store events Value-Added Products & Packs Inspiring Content & Expert Partnerships

Fisher Snack saw an increase in pounds driven by core nut velocity, Club growth, and Oven Roast Never Fried distribution gains in Grocery. Net Sales were slightly down due to increased promotional activity by a major customer. DOLLAR NET SALES -1.8% POUND SALES 12.0% Source: IRI Total US MULO, Fiscal Years Ending 6/25/17, 6/24/18, 6/23/19, 6/21/20, & 6/20/21 FY21 versus FY20

Taking Oven Roasted, Never Fried to new heights E-commerce acceleration & adjacent category placement Clean ingredient line in value sized packs Impactful, simple communication

Orchard Valley Harvest declined in Net Sales and Pounds driven by lost space at a major customer, increased competitive pressure, and store closures at another key customer due to COVID-19 DOLLAR NET SALES -11.1% POUND SALES -10.3% Source: IRI Total US MULO, Fiscal Years Ending 6/25/17, 6/24/18, 6/23/19, 6/21/20, & 6/20/21 FY21 versus FY20

Bringing the world Pure & Simple Goodness E-commerce acceleration & adjacent category placement Plant-based snacking with pure & simple ingredients Product placement on Influencer’s social media

Squirrel grew in Net Sales & Pounds by focusing on E-commerce and expanding into Grocery with new pack sizes Southern Style Nuts grew Net Sales while decline pound sales by right-sizing trade spend DOLLAR NET SALES 23.4% POUND SALES -7.7% POUND SALES 5.6% DOLLAR NET SALES 2.2% FY21 versus FY20 FY21 versus FY20

Introducing our brands to more people in more places Accelerate innovation on E-commerce & QVC Introduce new flavors & sizes to gain grocery distribution Bring our brand stories to life with breakthrough campaigns

Thank You